Exhibit 4.13

Addendum No. 6 to Unprotected Lease Agreement from February 28, 2018
Made and signed on June 6, 2024

Between:          Shaar Yokneam – Limited Partnership
Partnership No.: 550014666
“Ofer Shaar Yokneam” 28 Hakidmah Street, Yokneam
(hereinafter: the “Lessor”)
Of the first part;

And:          InMode Ltd.
Private Company No.: 514073618
By means of the authorized signatory Mr. Moshe Mizrahi, I.D.: 051825396
Who is authorized to sign in the Company’s name and to bind it
Whose address for the purpose of this Addendum is
Tabor Building, Shaar Yokneam, P.O. Box 533, Yokneam
(hereinafter: the “Lessee”)
Of the second part;

Whereas
on February 28, 2018, the Lessor and the Lessee signed an unprotected lease agreement, with its appendices and attachments (hereinafter: the “Original Lease Agreement”), as extended and/or amended from time to time (the Original Lease Agreement together with this Addendum, with all of its appendices and attachments, will be referred to jointly hereinafter as: the “Lease Agreement”); and

Whereas
by virtue of the Lease Agreement, the Lessee leases from the Lessor an area of 866 sq m, gross, which is located on the second floor of the building known as “Tabor House” (hereinafter, respectively: the “Area on the Second Floor” and “Tabor House”), an area of 2,445 sq m, gross, that is located on the third floor of Tabor House (hereinafter: the “Area on the Third Floor”) and 68 parking spaces (hereinafter: the “Parking Spaces”), all in the complex known as “Ofer Park Yokneam” in the city of Yokneam (hereinafter: the “Complex”) (the Area on the Second Floor, the Area on the Third Floor and the Parking Spaces will be referred hereinafter jointly as: the “Existing Leasehold” or the “Existing Leasehold Area” as applicable); and

Whereas	the Lessee contacted the Lessor with a request to lease the additional leasehold, as defined below, in its current condition (“As Is”), in addition to the Existing Leasehold, as defined above; and

Whereas	the Lessor granted the Lessee’s request as stated, all pursuant and subject to the provisions of the Lease Agreement and the terms of this Addendum as set forth below.

The parties therefore agreed, stipulated and declared as follows:

1.	Preamble and appendices

1.1	The preamble to this Addendum and the appendices hereto will be an integral part hereof and are binding like its other terms.

[Signature and stamp] Shaar Yokneam Limited Partnership	[Signature and Stamp] InMode Ltd. 514073618
The Lessor	The Lessee

1.2	The section headings are solely for the sake of orientation and convenience and will not be used to interpret this Addendum.

1.3	All of the terms and expressions that appear in this Addendum will have the meaning given to them in the Lease Agreement, unless expressly stated otherwise.

1.4	This Addendum is an integral part of the Lease Agreement.

1.5
Previous drafts of this Addendum will not have any weight regarding interpretation of the Lease Agreement and/or this Addendum or any of their terms. Such drafts will not be admissible in any judicial or quasi-judicial proceeding.

2.	The Additional Area

2.1
Subject to fulfillment of the terms provided in this Addendum below, as of June 15, 2024 (hereinafter: the “Effective Date”), the Lessee will lease from the Lessor an additional area of 482 sq m, gross, on the ground floor of the building known as “Rimon House” in the Complex, all as demarcated and marked in the blueprint attached as Appendix A to this Addendum (hereinafter: the “Additional Leasehold” or the “Additional Area” as applicable).

The area of the Existing Leasehold together with the Additional Area will be referred to hereinafter as: the “Leasehold Area.”

The Existing Leasehold together with the Additional Leasehold will be referred to hereinafter as: the “Leasehold.”

The Leasehold Area (i.e., the Existing Leasehold Area together with the Additional Area) is 3,793 sq m, gross.

2.2
As of the Effective Date, the Additional Leasehold will be added to the Existing Leasehold, will be considered part of the Leasehold and will be subject to all of the provisions of the Lease Agreement for all intents and purposes, such that everywhere in the Lease Agreement that there is a reference to the “Leasehold Area” and/or to the “Leasehold” this will refer to the Existing Leasehold Area together with the Additional Area and to the Existing Leasehold together with the Additional Leasehold, as applicable, other than regarding matters in which there is a different express arrangement that appears in this Addendum.

2.3
The Additional Leasehold will be delivered the to the Lessee in its condition As Is, and its delivery as stated will constitute confirmation on the part of the Lesse that the Additional Leasehold was delivered to it in accordance with the provisions of the Lease Agreement and to its absolute satisfaction, and that it does not and will not have any claims and/or allegations and/or demands in connection thereto against the Lessor and/or its agents.

[Signature and stamp] Shaar Yokneam Limited Partnership	[Signature and Stamp] InMode Ltd. 514073618
The Lessor	The Lessee

3.	The Lease Term in the Additional Leasehold

3.1
It is agreed that the term of the lease for the Additional Leasehold will begin on the Effective Date (as defined above), i.e., on June 15, 2024, and will end on June 30, 2025 (hereinabove and hereinafter: the “Lease Term in the Additional Leasehold”).

3.2
Notwithstanding what is stated in section 3.1 above, it is agreed that each of the parties has the right to terminate the Lease Term in the Additional Leasehold early, by sending prior written notice to the other party stating the new termination date of the term of the lease (hereinafter, respectively: the “Termination Notice” and the “New Termination Date for the Lease Term in the Additional Leasehold”) without this being tantamount to a breach on its part. It is hereby clarified that the new termination date for the additional lease term will be according to the date stated in the Termination Notice, provided that the new termination date for the additional lease term will be at least 30 (thirty) days after the date that the Termination Notice was provided. The Lessee declares that the above period of time is sufficient time to enable it to vacate the Leasehold.

3.3
Subject to the provisions of this Addendum, on June 30, 2025 or on the New Termination Date for the Lease Term in the Additional Leasehold (if a Termination Notice was provided), the Lease Term in the Additional Leasehold will come to an end, and the provisions of the Lease Agreement will apply regarding termination of the lease and vacation of the Additional Leasehold.

4.	The Lessee’s payments for the Additional Leasehold during the Lease Term in the Additional Leasehold

It is clarified that the Lessee’s payments and the conditions of the lease in the Additional Leasehold during the Lease Term in the Additional Leasehold will be in accordance with what is set forth in the Lease Agreement, with the changes set forth below:

4.1	The leasing fees for the Additional Area

4.1.1
The Lessee undertakes to pay the Lessor during the Lease Term in the Additional Leasehold, monthly leasing fees for the Additional Leasehold in the amount of NIS 17,626 (seventeen thousand six hundred and twenty six new shekels), plus linkage differentials to the Consumer Price Index (General Index) that was published on May 15, 2024 or thereabouts for the month of April 2024 (hereinafter: the “Base Index”), all plus VAT as provided by law.

4.1.2
It is clarified that the monthly leasing fees for the Additional Area will be paid in the manner and on the dates provided regarding the payments for the Existing Leasehold, as set forth in the Lease Agreement.

[Signature and stamp] Shaar Yokneam Limited Partnership	[Signature and Stamp] InMode Ltd. 514073618
The Lessor	The Lessee

4.2	Grace and “Grace Period”

4.2.1
Notwithstanding the foregoing, it is agreed that the Lessee will be exempt from the obligation to pay leasing fees only for the Additional Area for one (1) month of the lease only (at most), which will begin on the Effective Date and end one (1) month later (hereinafter, respectively: the “Grace” or the “Grace Amount” and the “Grace Period”), all subject to the Lessee fulfilling the provisions of the Lease Agreement in full, on time and precisely, to the satisfaction of the Lessor, and as part of this, that the Lessee provided the Lessor with the sureties, insurance certificates and direct debit instruction for the Lessee’s account as stated in the Lease Agreement.

4.2.2
For the avoidance of doubt, it is clarified that the foregoing does not derogate from the Lessee’s obligation to pay the Lessor, during the Grace Period as well, the other payments that rest with it under the Lease Agreement, including but not limited to, payment of management fees, payment of parking fees, payments for electricity supply, property taxes and all of the mandatory payments of any type for use and/or possession of the Leasehold according to the requirements of the authorities.

4.2.3
It is agreed that in any event that the Lessee commits a fundamental breach of the Lease Agreement or any of its fundamental provisions, on any date, the Lessee will refund to the Lessor the Grace Amount in full, plus linkage differentials to the Base Index and plus VAT as provided by law, immediately upon receiving the Lessor’s first demand.

4.2.4
If the Lessee did not refund the Grace Amount to the Lessor as stated in section 4.2.3 above, the Lessor will be entitled to exercise the sureties for the purpose of collecting the Grace Amount, and the Lessee waives any claim and/or demand and/or action against the Lessor and/or its agents regarding this.

4.2.5
It is clarified, for the avoidance of doubt, that apart from the Grace, as stated above, the Lessor and/or the management company and/or their agents will not bear and/or participate in any additional payment in any way that is due to the Lessee’s works, and that in any event providing the Grace does not impose any liability on the Lessor and/or the management company and/or their agents regarding the Lessee’s works.

4.3	The Management Fees for the Additional Area

4.3.1
The Lessee undertakes to pay the Lessor, during the Lease Term for the Additional Leasehold, monthly management fees for the Additional Area of NIS 3,374 (three thousand three hundred and seventy four new shekels), plus linkage differentials to the Base Index, plus VAT as provided by law.

[Signature and stamp] Shaar Yokneam Limited Partnership	[Signature and Stamp] InMode Ltd. 514073618
The Lessor	The Lessee

4.4	Insurance payments for the Additional Area

4.4.1
During the Lease Term for the Additional Area, the Lessee undertakes to pay the Lessor for the Lessee’s relative share of the expenses of the insurance premium payment that is paid to the insurance company by the Lessor, monthly insurance payments of NIS 0.75 (seventy five agurot) for each gross square meter of the Additional Area, plus linkage differentials to the Base Index, plus VAT as provided by law.

4.4.2
The Lessee will not have any claim and/or action and/or demand against the Lessor and/or the management company and/or their agents regarding the insurance payments (including whether the amount is a fixed amount or calculated according to a different mechanism that is provided in the management agreement and/or the lease agreement).

4.5
For the avoidance of doubt, it is clarified that from the Effective Date all of the other obligations and payments that rest with the Lessee under the Lease Agreement, including but not limited to property taxes, electricity and water consumption, and any payment to any third party, will also apply to the Additional Leasehold.

5.	It is agreed that additional conditions for this Addendum entering into effect are fulfillment of the Lessee’s fundamental obligations, as follows:

5.1	Sureties/collateral for the Additional Leasehold

5.1.1
It is clarified and agreed that all of the sureties that were deposited with the Lessor in accordance with the provisions of the Lease Agreement, will also be used by the Lessor and/or the management company and/or their agents to secure full and precise fulfillment of all of the Lessee’s undertakings and obligations under this Addendum, and will remain in effect throughout the Lease Term in the Additional Leasehold, all under the responsibility and at the expense of the Lessee.

5.2	Authorization to charge account

5.2.1
The Lessee undertakes that the direct debit instruction that it provided to the Lessor pursuant to the provisions of the Lease Agreement will also be used to collect the payments that rest with the Lessee for the Additional Leasehold during the Lease Term in the Additional Leasehold, in accordance with the provisions of this Addendum.

5.3	Insurance

5.3.1
The Lessee undertakes that the insurance policies that it undertook to take out under the Lease Agreement will be expanded to apply to the Additional Leasehold as well, in such a  manner that they will remain in effect and at full coverage throughout the Lease Term in the Additional Leasehold.

[Signature and stamp] Shaar Yokneam Limited Partnership	[Signature and Stamp] InMode Ltd. 514073618
The Lessor	The Lessee

5.3.2
The Lessee will present the insurance certificates to the Lessor by and no later than the date that this Addendum is signed. It is clarified that failure to provide the insurance certificates does not exempt the Lessee from its insurance liability, which is set forth in the insurance clauses and appendices of the Lease Agreement.

5.3.3
If the Lessor believes that additional and/or supplementary insurance policies must be taken out for the Additional Leasehold, the Lessee undertakes to take out those insurance policies at the Lessor’s request.

6.	General

6.1
All of the other provisions of the Lease, if not expressly changed in this Addendum, will remain in effect and will bind the parties, including but without derogating, regarding the Additional Area, as applicable and mutatis mutandis, if any.

6.2
If any clause is provided in the Lease Agreement that grants the Lessee any right to exclusivity and/or right of first refusal and/or right of first offer etc. – any such clause is null and void from the date that this Addendum was signed.

6.3
It is clarified that nothing stated in this Addendum can impose on the Lessor and/or the management company any obligation that does not rest with any of them in accordance with the provisions of the Lease Agreement and/or under any law, and that what is stated cannot derogate from any undertaking and/or obligation of the Lessee under the Lease Agreement and/or under any law.

6.4
It is clarified and agreed by the parties that nothing stated in this Addendum can constitute a waiver and/or foregoing on the part of the Lessor and/or the management company of any claim and/or allegation and/or demand of any of the above against the Lessee, including under the Lease Agreement and/or under any law.

6.5
Any breach of any of the provisions of this Addendum will be deemed a breach of the Lease Agreement for all intents and purposes and will entitle the Lessor to all of the remedies to which it is entitled under the Lease Agreement and/or under any law for such a breach.

6.6	In any case of contradiction between the provisions of the Lease Agreement (without this Addendum) and the provisions of this Addendum, the provisions of this Addendum will control.

6.7	This Addendum will only enter into effect after the parties sign it.

[Signature and stamp] Shaar Yokneam Limited Partnership	[Signature and Stamp] InMode Ltd. 514073618
The Lessor	The Lessee

As witness whereof the parties have signed:

[Signature and stamp] Shaar Yokneam Limited Partnership	[Signature and Stamp] InMode Ltd. 514073618
The Lessor	The Lessee

Certification by the Lessee’s Attorney

I, the undersigned, Adv. Sagi Omer, of 16 Derech Hayam Street, Haifa, hereby certify that the Lessee is an existing and active corporation, and that it passed all of the resolutions required to engage in this Addendum according to its incorporation documents, and that the above signatures are the signatures of Mr. Moshe Mizrahi, I.D. No.: 051825396 and ~~_________, I.D. No. _________,~~ who are authorized to bind the Lessee with their signatures.

As witness whereof I signed:

Date: June 6, 2024	Adv. Sagi Omer [Signature and stamp] Adv. Sagi Omer License No. 57764 16 Derech Hayam Street, Haifa

[Signature and stamp] Shaar Yokneam Limited Partnership	[Signature and Stamp] InMode Ltd. 514073618
The Lessor	The Lessee

GNY Law Firm, Draft from July 28, 2024 for negotiation purposes only and subject to the Lessor’s comments; does not bind the part before they sign it; this draft is not an offer or acceptance

Addendum No. 7 to Unprotected Lease Agreement from February 28, 2018
Made and signed on July 30, 2024

Between:          Shaar Yokneam – Limited Partnership
Partnership No.: 550014666
“Ofer Shaar Yokneam” 28 Hakidmah Street, Yokneam
(hereinafter: the “Lessor”)
Of the first part;

And:          InMode Ltd.
Private Company No.: 514073618
By means of the authorized signatory Mr. Moshe Mizrahi, I.D.: 051825396
Who is authorized to sign in the Company’s name and to bind it
Whose address for the purpose of this Addendum is
Tabor Building, Shaar Yokneam, P.O. Box 533, Yokneam
(hereinafter: the “Lessee”)

Whereas
on February 28, 2018, the Lessor and the Lessee signed an unprotected lease agreement, with its appendices and attachments (hereinafter: the “Original Lease Agreement”), as extended and/or amended from time to time (the Original Lease Agreement with all of its appendices and attachments, including this Addendum with all of its appendices and attachments, will be referred to jointly hereinafter as: the “Lease Agreement”); and

Whereas
by virtue of the Lease Agreement, the Lessee leases from the Lessor an area of 866 sq m, gross, which is located on the second floor of the building known as “Tabor House” (hereinafter, respectively: the “Area on the Second Floor” and “Tabor House”), an area of 2,445 sq m, gross, that is located on the third floor of Tabor House (hereinafter: the “Area on the Third Floor”), an area of 482 sq m gross that is located on the ground floor of the building known as “Rimon House” (hereinafter: the “Area in Rimon House”) and 68 parking spaces (hereinafter: the “Parking Spaces”), all in the complex known as “Ofer Park Yokneam” in the city of Yokneam (hereinafter: the “Complex”) (the Area on the Second Floor, the Area on the Third Floor, the Area in Rimon House and the Parking Spaces will be referred hereinafter jointly as: the “Existing Leasehold” or the “Existing Leasehold Area” as applicable); and

Whereas	the Lessee contacted the Lessor with a request to lease the additional leasehold, as defined below, in its current condition (“As Is”), in addition to the Existing Leasehold, as defined above; and

Whereas	the Lessor granted the Lessee’s request as stated, all pursuant and subject to the provisions of the Lease Agreement and the terms of this Addendum as set forth below.

[Signature and stamp] Shaar Yokneam Limited Partnership	[Signature and Stamp] InMode Ltd. 514073618
The Lessor	The Lessee

The parties therefore agreed, stipulated and declared as follows:

1.	Preamble and appendices

1.1	The preamble to this Addendum and the appendices hereto will be an integral part hereof and are binding like its other terms.

1.2	The section headings are solely for the sake of orientation and convenience and will not be used to interpret this Addendum.

1.3	All of the terms and expressions that appear in this Addendum will have the meaning given to them in the Lease Agreement, unless expressly stated otherwise.

1.4	This Addendum is an integral part of the Lease Agreement.

1.5
Previous drafts of this Addendum will not have any weight regarding interpretation of the Lease Agreement and/or this Addendum or any of their terms. Such drafts will not be admissible in any judicial or quasi-judicial proceeding.

2.	The Additional Area

2.1
Subject to fulfillment of the terms provided in this Addendum below, as of August 1, 2024 (hereinafter: the “Effective Date”), the Lessee will lease from the Lessor an additional area of 333 sq m, gross, on the ground floor of the building known as “Rimon House” in the Complex, all as demarcated and marked in the blueprint attached as Appendix A to this Addendum (hereinafter: the “Additional Leasehold” or the “Additional Area” as applicable).

The area of the Existing Leasehold together with the Additional Area will be referred to hereinafter as: the “Leasehold Area.”

The Existing Leasehold together with the Additional Leasehold will be referred to hereinafter as: the “Leasehold.”

The Leasehold Area (i.e., the Existing Leasehold Area together with the Additional Area) is 4,126 sq m, gross.

2.2
As of the Effective Date, the Additional Leasehold will be added to the Existing Leasehold, will be considered part of the Leasehold and will be subject to all of the provisions of the Lease Agreement for all intents and purposes, such that everywhere in the Lease Agreement that there is a reference to the “Leasehold Area” and/or to the “Leasehold” this will refer to the Existing Leasehold Area together with the Additional Area and to the Existing Leasehold together with the Additional Leasehold, as applicable, other than regarding matters in which there is a different express arrangement that appears in this Addendum.

[Signature and stamp] Shaar Yokneam Limited Partnership	[Signature and Stamp] InMode Ltd. 514073618
The Lessor	The Lessee

2.3
The Additional Leasehold will be delivered the to the Lessee in its condition As Is, and its delivery as stated will constitute confirmation on the part of the Lesse that the Additional Leasehold was delivered to it in accordance with the provisions of the Lease Agreement and to its absolute satisfaction, and that it does not and will not have any claims and/or allegations and/or demands in connection thereto against the Lessor and/or its agents.

3.	The Lease Term in the Additional Leasehold

3.1
It is agreed that the term of the lease for the Additional Leasehold will begin on the Effective Date (as defined above), i.e., on August 1, 2024, and will end on June 30, 2025 (hereinabove and hereinafter: the “Lease Term in the Additional Leasehold”).

3.2
Notwithstanding what is stated in section 3.1 above, it is agreed that each of the parties has the right to terminate the Lease Term in the Additional Leasehold early, by sending prior written notice to the other party stating the new termination date of the term of the lease (hereinafter, respectively: the “Termination Notice” and the “New Termination Date for the Lease Term in the Additional Leasehold”) without this being tantamount to a breach on its part. It is hereby clarified that the new termination date for the additional lease term will be according to the date stated in the Termination Notice, provided that the new termination date for the additional lease term will be at least 30 (thirty) days after the date that the Termination Notice was provided. The Lessee declares that the above period of time is sufficient time to enable it to vacate the Leasehold.

3.3
Subject to the provisions of this Addendum, on June 30, 2025 or on the New Termination Date for the Lease Term in the Additional Leasehold (if a Termination Notice was provided), the Lease Term in the Additional Leasehold will come to an end, and the provisions of the Lease Agreement will apply regarding termination of the lease and vacation of the Additional Leasehold.

4.	The Lessee’s payments for the Additional Leasehold during the Lease Term in the Additional Leasehold

It is clarified and agreed that the Lessee’s payments and the conditions of the lease in the Additional Leasehold during the Lease Term in the Additional Leasehold will be in accordance with what is set forth in the Lease Agreement, with the changes set forth below:

4.1	The leasing fees for the Additional Area

4.1.1
The Lessee undertakes to pay the Lessor during the Lease Term in the Additional Leasehold, monthly leasing fees for the Additional Leasehold in the amount of NIS 12,178 (twelve thousand seven hundred and eighty new shekels), plus linkage differentials to the Consumer Price Index (General Index) that was published on May 15, 2024 or thereabouts for the month of April 2024 (hereinafter: the “Base Index”), all plus VAT as provided by law.

[Signature and stamp] Shaar Yokneam Limited Partnership	[Signature and Stamp] InMode Ltd. 514073618
The Lessor	The Lessee

4.1.2
It is clarified that the monthly leasing fees for the Additional Area will be paid in the manner and on the dates provided regarding the payments for the Existing Leasehold, as set forth in the Lease Agreement.

4.2	Grace and “Grace Period”

4.2.1
Notwithstanding the foregoing, it is agreed that the Lessee will be exempt from the obligation to pay leasing fees only for the Additional Area, for one 45 (forty five) days only (at most), which will begin on the Effective Date and end 45 (forty five) days later, i.e., on September 14, 2024, inclusive, (hereinafter, respectively: the “Grace” or the “Grace Amount” and the “Grace Period”), all subject to the Lessee fulfilling the provisions of the Lease Agreement in full, on time and precisely, to the satisfaction of the Lessor, and as part of this, that the Lessee provided the Lessor with the sureties, insurance certificates and direct debit instruction for the Lessee’s account as stated in the Lease Agreement.

4.2.2
For the avoidance of doubt, it is clarified that the foregoing does not derogate from the Lessee’s obligation to pay the Lessor, during the Grace Period as well, the other payments that rest with it under the Lease Agreement, including but not limited to, payment of management fees, payment of parking fees, payments for electricity supply, property taxes and all of the mandatory payments of any type for use and/or possession of the Leasehold according to the requirements of the authorities.

4.2.3
It is agreed that in any event that the Lessee commits a fundamental breach of the Lease Agreement or any of its fundamental provisions, on any date, the Lessee will refund to the Lessor the Grace Amount in full, plus linkage differentials to the Base Index and plus VAT as provided by law, immediately upon receiving the Lessor’s first demand.

4.2.4
If the Lessee did not refund the Grace Amount to the Lessor as stated in section 4.2.3 above, the Lessor will be entitled to exercise the sureties for the purpose of collecting the Grace Amount, and the Lessee waives any claim and/or demand and/or action against the Lessor and/or its agents regarding this.

4.2.5
It is clarified, for the avoidance of doubt, that apart from the Grace, as stated above, the Lessor and/or the management company and/or their agents will not bear and/or participate in any additional payment in any way that is due to the Lessee’s works, and that in any event providing the Grace does not impose any liability on the Lessor and/or the management company and/or their agents regarding the Lessee’s works.

[Signature and stamp] Shaar Yokneam Limited Partnership	[Signature and Stamp] InMode Ltd. 514073618
The Lessor	The Lessee

4.3	The Management Fees for the Additional Area

4.3.1
The Lessee undertakes to pay the Lessor, during the Lease Term for the Additional Leasehold, monthly management fees for the Additional Area of NIS 2,331 (two thousand three hundred and thirty one new shekels), plus linkage differentials to the Base Index, plus VAT as provided by law.

4.4	Insurance payments for the Additional Area

4.4.1
During the Lease Term for the Additional Area, the Lessee undertakes to pay the Lessor for the Lessee’s relative share of the expenses of the insurance premium payment that is paid to the insurance company by the Lessor, monthly insurance payments of NIS 0.75 (seventy five agurot) for each gross square meter of the Additional Area, plus linkage differentials to the Base Index, plus VAT as provided by law.

4.4.2
The Lessee will not have any claim and/or action and/or demand against the Lessor and/or the management company and/or their agents regarding the insurance payments (including whether the amount is a fixed amount or calculated according to a different mechanism that is provided in the management agreement and/or the lease agreement).

4.5
For the avoidance of doubt, it is clarified that from the Effective Date all of the other obligations and payments that rest with the Lessee under the Lease Agreement, including but not limited to property taxes, electricity and water consumption, and any payment to any third party, will also apply to the Additional Leasehold.

5.	It is agreed that additional conditions for this Addendum entering into effect are fulfillment of the Lessee’s fundamental obligations, as follows:

5.1	Sureties/collateral for the Additional Leasehold

5.1.1
It is clarified and agreed that all of the sureties that were deposited with the Lessor in accordance with the provisions of the Lease Agreement, will also be used by the Lessor and/or the management company and/or their agents to secure full and precise fulfillment of all of the Lessee’s undertakings and obligations under this Addendum, and will remain in effect throughout the Lease Term in the Additional Leasehold, all under the responsibility and at the expense of the Lessee.

5.2	Authorization to charge account

5.2.1
The Lessee undertakes that the direct debit instruction that it provided to the Lessor pursuant to the provisions of the Lease Agreement will also be used to collect the payments that rest with the Lessee for the Additional Leasehold during the Lease Term in the Additional Leasehold, in accordance with the provisions of this Addendum.

[Signature and stamp] Shaar Yokneam Limited Partnership	[Signature and Stamp] InMode Ltd. 514073618
The Lessor	The Lessee

5.3	Insurance

5.3.1
The Lessee undertakes that the insurance policies that it undertook to take out under the Lease Agreement will be expanded to apply to the Additional Leasehold as well, in such a  manner that they will remain in effect and at full coverage throughout the Lease Term in the Additional Leasehold.

5.3.2
The Lessee will present the insurance certificates to the Lessor by and no later than the date that this Addendum is signed. It is clarified that failure to provide the insurance certificates does not exempt the Lessee from its insurance liability, which is set forth in the insurance clauses and appendices of the Lease Agreement.

5.3.3
If the Lessor believes that additional and/or supplementary insurance policies must be taken out for the Additional Leasehold, the Lessee undertakes to take out those insurance policies at the Lessor’s request.

6.	General

6.1
All of the other provisions of the Lease, if not expressly changed in this Addendum, will remain in effect and will bind the parties, including but without derogating, regarding the Additional Area, as applicable and mutatis mutandis, if any.

6.2
If any clause is provided in the Lease Agreement that grants the Lessee any right to exclusivity and/or right of first refusal and/or right of first offer etc. – any such clause is null and void from the date that this Addendum was signed.

6.3
It is clarified that nothing stated in this Addendum can impose on the Lessor and/or the management company any obligation that does not rest with any of them in accordance with the provisions of the Lease Agreement and/or under any law, and that what is stated cannot derogate from any undertaking and/or obligation of the Lessee under the Lease Agreement and/or under any law.

6.4
It is clarified and agreed by the parties that nothing stated in this Addendum can constitute a waiver and/or foregoing on the part of the Lessor and/or the management company of any claim and/or allegation and/or demand of any of the above against the Lessee, including under the Lease Agreement and/or under any law.

6.5
Any breach of any of the provisions of this Addendum will be deemed a breach of the Lease Agreement for all intents and purposes and will entitle the Lessor to all of the remedies to which it is entitled under the Lease Agreement and/or under any law for such a breach.

6.6	In any case of contradiction between the provisions of the Lease Agreement (without this Addendum) and the provisions of this Addendum, the provisions of this Addendum will control.

6.7	This Addendum will only enter into effect after the parties sign it.

[Signature and stamp] Shaar Yokneam Limited Partnership	[Signature and Stamp] InMode Ltd. 514073618
The Lessor	The Lessee

As witness whereof the parties have signed:

[Signature and stamp] Shaar Yokneam Limited Partnership	[Signature and Stamp] InMode Ltd. 514073618
The Lessor	The Lessee
Certification by the Lessee’s Attorney

I, the undersigned, Adv. Sagi Omer, of 16 Derech Hayam Street, Haifa, hereby certify that the Lessee is an existing and active corporation, and that it passed all of the resolutions required to engage in this Addendum according to its incorporation documents, and that the above signatures are the signatures of Mr. Moshe Mizrahi, I.D. No.: 051825396 and ~~_________, I.D. No. _________,~~ who are authorized to bind the Lessee with their signatures.

As witness whereof I signed:

Date: July 30, 2024	Adv. Sagi Omer [Signature and stamp] Adv. Sagi Omer License No. 57764 16 Derech Hayam Street, Haifa

Appendix A

Blueprint of the Additional Area

[Signature and stamp] Shaar Yokneam Limited Partnership	[Signature and Stamp] InMode Ltd. 514073618
The Lessor	The Lessee